PRINCIPAL MORLEY SHORT DURATION INDEX ETF

Ticker Symbol	Principal U.S. Listing Exchange
MLD	Bats BZX Exchange
Principal Exchange-Traded Funds Summary Prospectus September 1, 2017
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses-etfs. You can also get this information at no cost by calling 1-800-787-1621 or by sending an email request to www.principalfunds.com/prospectuses-etfs.
This Summary prospectus incorporates by reference the Statutory Prospectus dated September 1, 2017 and the Statement of Additional Information dated September 1, 2017 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide investment results that closely correspond, before expenses, to the performance of The BofA Merrill Lynch Low Duration U.S. ABS & CMBS Equal Par Index (the "Index").
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.29%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC ("PGI") provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal Morley Short Duration Index ETF	$30	$93

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities that compose the Index at the time of purchase. The Index is designed to provide exposure to investment-grade securitized products issued in the US, including fixed and floating rate asset-backed securities (“ABS”) (debt securities secured by non-mortgage assets) and fixed rate commercial mortgage-backed securities (“CMBS”) (debt securities secured by first mortgages on commercial real estate). For purposes of the Index, “investment grade” is determined using an average of the ratings provided by S&P Global Ratings, Moody's Investors Service, Inc., and Fitch Ratings Inc. Eligible securities are filtered from The BofA Merrill Lynch US ABS & CMBS Index (CABS). On each monthly rebalancing date, securities within each of the ABS and CMBS components are assigned equal par amounts. The two components are then combined with a 70% allocation given to ABS and a 30% allocation given to CMBS. More detailed information about the Index methodology is provided in the prospectus under Fund Account Information.
The Fund employs a passive investment approach designed to track the performance of the Index. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund typically uses a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same portfolio characteristics of the Index. The Fund can also purchase securities not included in the Index that a Sub-Advisor believes will help the Fund track the Index. The Fund utilizes derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in treasury futures and swaps, including credit default index swaps (CDX) and commercial mortgage-based securities index swaps (CMBX), in an effort to minimize tracking error relative to the benchmark.
Due to the composition of the Index, the Fund concentrates its investments (invests more than 25% of its assets) in the ABS and CMBS group of industries. The Fund expects that, under normal circumstances, the Index will have an average portfolio duration of three years or less. The Fund seeks to maintain an average portfolio duration that is in line with the duration of the Index, which as of June 30, 2017, was 1.88 years.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

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Futures and Swaps. Futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract or swap; possible lack of a liquid secondary market for a futures contract or swap and the resulting inability to close a futures contract or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

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Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Industry Concentration Risk. Due to the Fund's concentration in the ABS and CMBS group of industries, events that affect this group of industries will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries.

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ABS and CMBS Risk. ABS and CMBS are subject to credit, interest rate, call, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or mortgage, particularly during periods of economic downturn. CMBS are subject to a greater degree of prepayment and extension risk than many other forms of fixed-income securities and therefore react differently to changes in interest rates than other bonds.

Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against The BofA Merrill Lynch Low Duration U.S. ABS & CMBS Equal Par Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.PrincipalETFs.com.
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Paul S. Kim (since 2017), Portfolio Manager

•	Daniela Spassova (since 2017), Portfolio Manager
Sub-Advisor and Portfolio Managers:
Morley Capital Management, Inc.

•	Mark Kummerer (since 2017), Portfolio Manager

•	Rupa Raman (since 2017), Portfolio Manager

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Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 40,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of assets that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of cash. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on the BATS BZX Exchange, and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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